UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.
(Exact name of Registrant as specified in charter)

Florida	001-15931	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kuanggong Road and Tiyu Road 10th Floor,
ChengshiXin Yong She, Tiyu Road, Xinhua District,
Pingdingshan, Henan Province, China 467000
 (Address of principal executive offices)

+86-3752882999
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2011, the registrant was made a party to the re-executions of certain of the contractual arrangements governing the relationship between Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. (“Hongyuan”), the registrant’s wholly-owned subsidiary in the People’s Republic of China (the “PRC”) on the one hand, and Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”), including its branch and subsidiaries (collectively “Hongli Group”), and the shareholders of Hongli Group, on the other hand.

The contractual arrangements were entered into on March 18, 2009, and are comprised of a series of five agreements: consulting services agreement, operating agreement, option agreement, voting rights proxy agreement and equity pledge agreement. At the time the contractual arrangements were entered into, Hongli had registered capital of 8,080,000 Renminbi (“RMB”), and was 83.66% owned by Mr. Jianhua Lv, the registrant’s chairman and chief executive officer, 6.44% by Ms. Xin Zheng, 4.95% by Mr. Wenqi Xu, and 4.95% by Mr. Guoxiang Song.

In August 2010, however, the municipal government of Pingdingshan notified Hongli to increase its registered capital by RMB 20,000,000 to RMB 28,080,000 in order to maintain Hongli’s coal trading license. Accordingly, the shareholders of Hongli contributed the additional registered capital, which amount was contributed in full as of August 26, 2010. However, the shareholders did not contribute in proportion to their original ownership percentages, such that Hongli is now 85.40% owned by Mr. Lv, 9.1% by Ms. Zheng, 3.99 % by Mr. Xu, and 1.42% by Mr. Song.

The registration with Pingdingshan’s Administration for Industry and Commerce of the foregoing capital contributions by, and change in ownership percentages of, Hongli’s shareholders was completed on April 29, 2011. The operating agreement, option agreement, voting rights proxy agreement and equity pledge agreement were re-executed to reflect the additional registered capital of Hongli, as well as the change in ownership percentages amongst its shareholders. Otherwise, the terms of these four agreements remain unchanged. The registrant was made a party to such re-executions for the sole purpose of acknowledging them.

Item 9.01      Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

10.1	Re-execution of Equity Pledge Agreement dated September 9, 2011
10.2	Re-execution of Operating Agreement dated September 9, 2011
10.3	Re-execution of Option Agreement dated September 9, 2011
10.4	Re-execution of Voting Rights Proxy Agreement dated September 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC. (Registrant)

Date: September 12, 2011	By:	/s/ Jianhua Lv
Jianhua Lv
Chief Executive Officer